SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 28, 1998
                                                        -----------------

                        GENTLE DENTAL SERVICE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Washington                     000-23673                91-1577891
-------------------------------        -----------           -------------------
(State or other jurisdiction of        (Commission             (IRS Employer
incorporation or organization)           File No.)           Identification No.)


22800 Savi Ranch Parkway, Suite 206, Yorba Linda, CA               92887
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(Address of principal executive offices)                         (Zip Code)


                                 (714) 998-0587
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              (Registrant's telephone number, including area code)


                                    No Change
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         On February 28, 1998, Gentle Dental Service Corporation (the "Company") completed the acquisition of substantially all of the assets of Affordable Dental Care, Inc. ("ADC"), a provider of dental care in western Oregon. The ADC operations have 19 dentists in 9 offices in the Willamette Valley and southwestern Oregon. All of ADC's offices are outside of the Portland metropolitan area, where the Company currently provides dental practice management services to 13 offices. In addition, the Company has entered into a definitive agreement to acquire all of the outstanding stock of Managed Dental Care of Oregon, Inc. ("MDCO"), a dental care organization which has an annually renewable contract with the state of Oregon to provide care under the Oregon Health Plan. MDCO in turn contracts with dental care providers, including ADC, to provide dental care to Oregon Health Plan participants. The acquisition of MDCO is subject to Oregon State regulatory approval.

         The purchase price paid at closing for ADC's assets consisted of $7,574,600 in cash. The purchase price to be paid at closing for the stock of MDCO will consist of $950,000 in cash. In addition, the Company has agreed to make cash earnout payments equal to .66 times the combined EBITDA of the acquired businesses for the first 12 months following the ADC closing, .67 times such EBITDA for the second 12 months following the ADC closing, and .67 times such EBITDA for the third 12 months following the ADC closing. The cash paid at closing was borrowed under the Company's credit facility with Imperial Bank.

Item 7.  Financial Statements and Exhibits

         (a)   Financial statements of businesses acquired.

               Audited Combined Balance Sheets of ADC and MDCO as of December 31, 1996 and 1997, and related audited Combined Statements of Operations, Stockholders' Equity and Cash Flows of ADC and MDCO for the years ended December 31, 1996 and 1997.

               The foregoing financial statements are not included in this report and will be filed by amendment to this report on or before May 15, 1998.

         (b) Pro forma financial information. Pro forma Balance Sheet as of December 31, 1997 and pro forma Statement of Operations for the year ended December 31, 1997.

               The foregoing pro forma financial statements are not included in this report and will be filed by amendment to this report on or before May 15, 1998.

         (c)   Exhibits.

               2.1 Asset Purchase Agreement, dated as of February 28, 1998, between the Company and Affordable Dental Care, Inc.

               2.2 Stock Purchase Agreement, dated as of February 28, 1998, between the Company and the sole shareholder of Managed Dental Care of Oregon, Inc.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: March 13, 1998

                                       GENTLE DENTAL SERVICE CORPORATION



                                       By NORMAN R. HUFFAKER
                                          --------------------------------------
                                          Norman R. Huffaker,
                                          Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit       Description
-------       -----------

  2.1 Asset Purchase Agreement, dated as of February 28, 1998, between the Company and Affordable Dental Care, Inc.

              The following exhibits and schedules to the Asset Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

              Exhibit A                  Assumption Agreement
              Exhibit B                  Assignment and Bill of Sale to GDSC
              Exhibit C                  Assignment to Professional Corporation
              Exhibit D                  Restated MDCO Contract
              Exhibit E                  Agreement Regarding New Offices
              Exhibit F                  Employment Agreement
              Exhibit G-1                Lease of Corvallis Dental Office
              Exhibit G-2                Lease of Newberg Administrative Office
              Exhibit H                  Opinion of ADC's Counsel
              Exhibit I                  Opinion of GDSC's Counsel
              Schedule 1.02-2            Excluded Assets
              Schedule 1.10              Purchase Price Allocation
              Schedule 3.04              Litigation
              Schedule 3.06-2            Employee Benefits
              Schedule 3.06-3            Employment Manuals and Policies
              Schedule 3.06-4            Compensation
              Schedule 3.07              Financial Statements
              Schedule 3.08              Receivables
              Schedule 3.09              Prepaid Expenses and Other
              Schedule 3.10              Tangible Personal Property
              Schedule 3.11              Payables
              Schedule 3.12              Indebtedness
              Schedule 3.13              Other Liabilities
              Schedule 3.15              Leases
              Schedule 3.16              Contracts
              Schedule 3.19              Insurance
              Schedule 3.25              Consents and Approvals

  2.2 Stock Purchase Agreement, dated as of February 28, 1998, between the Company and the sole shareholder of Managed Dental Care of Oregon, Inc.

              The following exhibits and schedules to the Stock Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

              Exhibit A                  Opinion of MDCO's Counsel
              Exhibit B                  Opinion of GDSC's Counsel
              Schedule 1.06              Purchase Price Allocation
              Schedule 3.04              Litigation
              Schedule 3.06-2            Employee Benefits
              Schedule 3.06-3            Employment Manuals and Policies
              Schedule 3.06-4            Compensation
              Schedule 3.07              Financial Statements
              Schedule 3.08              Receivables
              Schedule 3.09              Prepaid Expenses and Other
              Schedule 3.10              Tangible Personal Property
              Schedule 3.11              Payables
              Schedule 3.12              Indebtedness
              Schedule 3.13              Other Liabilities
              Schedule 3.15              Leases
              Schedule 3.16              Contracts
              Schedule 3.19              Insurance
              Schedule 3.25              Consents and Approvals